Exhibit 99.1

Broadridge Extends Capital Markets Franchise
with Acquisition of Itiviti

-	Significantly expands Broadridge’s Capital Markets franchise by extending into the front office and strengthening multi-asset capabilities
-	Drives additional global scale and enhances its ability to serve global clients
-	Expected to generate strong returns and be accretive to recurring revenue growth, margins, and Adjusted EPS growth
-	Positions Broadridge to deliver at higher end of its three-year financial objectives

NEW YORK, March 29, 2021 – Significantly strengthening its capital markets capabilities and enhancing its position as a global Fintech leader, Broadridge Financial Solutions, Inc. (NYSE:BR), today announced it has signed a definitive agreement to acquire Itiviti Holding AB (“Itiviti”), a leading provider of trading and connectivity technology to the capital markets industry, in an all-cash transaction valued at €2.143 billion (approximately $2.5 billion) from Nordic Capital.

“The acquisition of Itiviti enhances Broadridge’s position as a global Fintech leader,” said Tim Gokey, Broadridge’s Chief Executive Officer. “By extending our capabilities into the front office and deepening our multi-asset class solutions, Itiviti significantly strengthens our Capital Markets franchise and better enables Broadridge to help financial institutions adapt to a rapidly evolving marketplace. Itiviti’s well-developed footprint in APAC and EMEA will increase our scale outside North America and strengthen our ability to serve our global clients.

“The acquisition is also expected to deliver value to our shareholders in the form of stronger recurring revenue growth, higher margins and higher Adjusted EPS.  This incremental revenue and earnings growth positions us well to deliver at the higher end of our three-year growth objectives for recurring revenue and Adjusted EPS growth,” Mr. Gokey added.

Itiviti is a leading global capital markets technology service provider offering highly scalable solutions that financial institutions use to consolidate their trading infrastructure, driving significant cost savings. With offices in 16 countries, Itiviti serves 24 of the top 25 global investment banks and over 2,000 leading brokers, trading firms and asset managers across 50 countries. Itiviti’s suite of Trading and Connect solutions offer comprehensive tools to support both connectivity and adaptivity to changing market dynamics and regulatory demands. The solutions and services offered provide financial institutions the flexibility and functionality to serve any trading style across asset classes.

Itiviti CEO Rob Mackay stated, “Joining Broadridge represents an exciting next chapter for our business and team by creating a leading front-to-back capital markets technology and operations provider. The combination of our technology, solutions and people will unlock significant value for our clients and drive long-term growth for our combined business.”

With a focus on front-office trade order and execution management systems, FIX connectivity and network offerings, Itiviti is highly complementary to Broadridge’s industry-leading post-trade product suite and other capital markets capabilities. This combination is expected to drive significant value to clients by enabling them to streamline their front-to-back technology stacks, increasing efficiencies, reducing risk and optimizing balance sheet utilization across equities, fixed income, exchange-traded derivatives, and other asset classes. With more than $900 million in combined calendar 2020 revenues, Broadridge’s Capital Markets franchise will be even better positioned to help its clients adapt to increasing electronification and algo-driven trading and to mutualize non-differentiating functions to reduce their total cost of ownership.

In addition, Itiviti’s strong presence in APAC and EMEA will significantly expand Broadridge’s revenues outside of North America and enhance Broadridge’s international footprint in key markets. Itiviti’s blue-chip client base should also provide significant cross-sell opportunities across Broadridge’s product portfolio, further enhancing its long-term growth.

Itiviti generated recurring revenues of approximately €210 million in calendar year 2020. Its subscription-like revenue model delivers growing and high-quality recurring revenues.  Upon closing, Itiviti will become part of Broadridge’s Global Technology and Operations segment and its senior management team, led by CEO Rob Mackay, will remain with the company to drive future growth.

“Itiviti has experienced a journey of growth and transformation during Nordic Capital’s ownership to become a world leading capital markets technology and infrastructure provider,” said Fredrik Näslund, partner at Nordic Capital Advisers. “We are immensely proud of the Itiviti team and it’s now time for them to take the next step with Broadridge, who is the ideal company to help capitalize on its next-generation technology platform and achieve even further growth and expansion.”

The acquisition is subject to customary closing conditions and regulatory approval and is expected to close in the fourth quarter of Fiscal Year 2021.

Broadridge Positioned to Achieve Higher End of Three-Year Growth Objectives

Broadridge is financing the acquisition through a new $2.55 billion term credit agreement. Following the closing, Broadridge expects to maintain an investment grade credit rating and intends to reduce its leverage over the next two years. The Company plans to continue to follow its historical capital allocation priorities, including internal investments, funding a growing dividend, and pursuing additional tuck-in M&A.

The acquisition of Itiviti is expected to be accretive to Adjusted EPS in the first full year after closing and generate attractive financial returns for Broadridge’s shareholders. In addition, the acquisition is expected to contribute 2.5-3 points to Broadridge’s recurring revenue compound annual growth rate (“CAGR”) and 2 points to its Adjusted EPS CAGR over the fiscal year 2020-2023 time period.

As a result, the Company believes it is well-positioned to achieve the higher end of the three-year 7-9% recurring revenue growth and 8-12% Adjusted EPS growth CAGRs that it presented at its December 2020 Investor Day.

Conference Call

An analyst conference call will be held today, March 29, 2021 at 8:00 a.m. ET. A live webcast of the call will be available to the public on a listen-only basis. To listen to the live event and access the slide presentation, visit Broadridge’s Investor Relations website at www.broadridge-ir.com prior to the start of the webcast. To listen to the call, investors may also dial 1-877-328-2502 within the United States and international callers may dial 1-412-317-5419.

A replay of the webcast will be available and can be accessed in the same manner as the live webcast at the Broadridge Investor Relations site. Through April 12, 2021, the recording will also be available by dialing 1-877-344-7529 passcode: 10153707 within the United States or 1-412-317-0088 passcode: 10153707 for international callers.

Advisors

Houlihan Lokey Inc. and J.P. Morgan Securities LLC acted as financial advisors to Broadridge on this transaction. In addition, Squire Patton Boggs, Roschier Advokatbyrå, and Covington & Burling provided legal advice to Broadridge on the acquisition, and Cahill Gordon & Reindel LLP provided legal advice to Broadridge on the financing transaction.

Credit Suisse and Morgan Stanley acted as joint financial advisors to Nordic Capital on this transaction.

About Broadridge

Broadridge Financial Solutions (NYSE: BR), a global Fintech leader with over $4.5 billion in revenues, provides the critical infrastructure that powers investing, corporate governance and communications to enable better financial lives. We deliver technology-driven solutions to banks, broker-dealers, asset and wealth managers and public companies. Broadridge’s infrastructure serves as a global communications hub enabling corporate governance by linking thousands of public companies and mutual funds to tens of millions of individual and institutional investors around the world. In addition, Broadridge’s technology and operations platforms underpin the daily trading of on average more than U.S. $10 trillion of equities, fixed income and other securities globally. A certified Great Place to Work(R), Broadridge is a part of the S&P 500(R) Index, employing over 12,000 associates in 17 countries. For more information about us and what we can do for you, please visit broadridge.com.

About Itiviti

Itiviti is a leading global capital markets technology service provider offering highly scalable solutions that deliver significant cost savings for financial institutions by enabling them to consolidate their trading infrastructure. The company’s modular OEMS (order execution management systems) support multi-asset class, global trading across both principal and agency trading operations. Itiviti’s Connect and Trade solution portfolios offer comprehensive tools to support both connectivity, reflective of the growing importance of FIX as the financial markets’ universal language, and adaptivity to changing market dynamics and regulatory demands. Headquartered in Stockholm, Sweden, with offices in 16 countries, the company serves over 2,000 customers across 50 countries, including several top-tier banks, brokers, trading firms and asset managers. For more information please visit itiviti.com.

About Nordic Capital

Nordic Capital is a leading private equity investor with a resolute commitment to creating stronger, sustainable businesses through operational improvement and transformative growth. Nordic Capital focuses on selected regions and sectors where it has deep experience and a long history. Focus sectors are Healthcare, Technology & Payments, Financial Services, and selectively, Industrial & Business Services. Key regions are Europe and globally for Healthcare and Technology & Payments investments. Since inception in 1989, Nordic Capital has invested more than EUR 17 billion in close to 120 investments. The most recent fund is Nordic Capital Fund X with EUR 6.1 billion in committed capital, principally provided by international institutional investors such as pension funds. Nordic Capital Advisors have local offices in Sweden, Denmark, Finland, Norway, Germany, the UK and the US. For further information about Nordic Capital, please visit www.nordiccapital.com.

Broadridge Investors:

W. Edings Thibault
Investor Relations
(516) 472-5129

Media:

Gregg Rosenberg
Corporate Communications
(212) 918-6966

Linda Namias
Corporate Communications
(631) 254-7711

Forward-Looking Statements

This press release and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this press release and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors related to the transactions discussed in this release that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

•	uncertainties as to the timing to consummate the potential transaction;
•	the risk that a condition to closing the potential transaction may not be satisfied;
•	the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties;
•	potential litigation relating to the potential transaction that could be instituted;
•	the effects of disruption to Broadridge’s or Itiviti’s respective businesses;
•	the impact of transaction costs;
•	Broadridge’s ability to achieve the benefits from the proposed transaction;
•	Broadridge’s ability to effectively integrate the acquired operations into its own operations;
•	the ability of Broadridge to retain and hire key Itiviti personnel;
•	the effects of any unknown liabilities;
•	the diversion of management time on transaction-related issues; and
•	the failure to obtain any financing necessary to complete the acquisition.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

•
the potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto;

•	the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;
•
Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;

•	a material security breach or cybersecurity attack affecting the information of Broadridge’s clients;
•	changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;
•	declines in participation and activity in the securities markets;
•	the failure of Broadridge’s key service providers to provide the anticipated levels of service;
•	a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;
•	overall market and economic conditions and their impact on the securities markets;
•	Broadridge’s failure to keep pace with changes in technology and the demands of its clients;
•	Broadridge’s ability to attract and retain key personnel;
•	the impact of new acquisitions and divestitures; and
•	competitive conditions.

There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of the 2020 Annual Report for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures

This release includes certain Non-GAAP financial measures including Adjusted earnings per share (“EPS”).  These Non-GAAP financial measures are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results.

Broadridge believes these Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.

Adjusted EPS Non-GAAP measure excludes the impact of certain costs, expenses, gains and losses and other specified items from Broadridge’s GAAP results, the exclusion of which management believes provides insight regarding our ongoing operating performance.

For purposes of discussing the projected impact of the Itiviti acquisition, certain forecasted results are included. A reconciliation of Non-GAAP forward-looking information to the corresponding GAAP measures cannot be provided without unreasonable efforts due to the inherent difficulty in quantifying certain amounts due to a variety of factors, including the unpredictability in the movement in foreign currency rates, Broadridge’s effective tax rate as well as expenses related to the acquisition.